Semiannual Report


GNMA FUND
-----------------
NOVEMBER 30, 1998
-----------------


[LOGO OF T. ROWE PRICE APPEARS HERE]


T. ROWE PRICE

   Report Highlights
--------------------------------------------------------------------------------
   GNMA Fund

 . Mortgage-backed securities were not immune to the turmoil in global markets, but your fund managed to post respectable results for the 6- and 12-month periods ended November 30, 1998.

 . The fund outpaced the average for similar funds as the share price rose and the income dividend remained constant during the past six months, despite falling interest rates.

 . The fund's good relative performance was due primarily to its reduction of prepayment risk and emphasis on preservation of principal.

 . Our holdings in high-coupon seasoned mortgages decreased by midyear but we have begun to reinvest in them as they currently offer potential for good returns.

 . We expect economic growth to slow in the months ahead and believe GNMA bonds will do well as investors focus on their high credit quality.

FELLOW SHAREHOLDERS


Interest rates fell over the last six months, continuing their downward trajectory. Your fund was positioned for this type of environment, but it was still a difficult period as global financial markets were thrown into turmoil. In October, mortgage-backed securities lagged the Treasury market, resulting in a widening difference in yields between the two securities. Despite this volatility, the fund turned in a respectable performance during the 6- and 12-month periods ended November 30.


MARKET ENVIRONMENT

While U.S. GDP growth remains solid, many foreign economies are weak, which has disrupted the usual yield relationships among global bonds. Fund holdings are not subject to credit risk, but mortgage-backed bonds were not totally immune to the volatile environment, and their yield premiums above Treasury yields expanded more than we would normally have expected. Against this backdrop of global uncertainty, the Fed has cut interest rates three times since September, and investors interpreted the monetary easing as both stabilizing and encouraging. By the end of November, fixed income markets had begun to settle down. As confidence returned to financial markets, the yield premiums of GNMAs versus Treasury bonds narrowed once again.

                           [LINE GRAPH APPEARS HERE]

                          10-Year         Current Coupon
          Nov-97           5.86               6.99
                           5.75               6.9
                           5.63               6.63
          Feb-98           5.63               6.87
                           5.63               6.62
                           5.75               6.67
          May-98           5.57               6.63
                           5.46               6.56
                            5.5               6.59
          Aug-98            5.2               6.47
                           4.46               5.92
                           4.63               6.15
          Nov-98           4.83               6.13

During the past six months, the yield on the current coupon GNMA fell from 6.65% to 6.25%. The 10-year Treasury yield dropped from 5.57% to 4.83% in the same period, so the difference in yields between the two securities widened overall from 108 to 142 basis points, as shown in the chart (100 basis points equal one percent). Thirty-year mort

-----------------------------------------------------------
  PREPARING FOR THE YEAR 2000
--------------------------------------------------------------------------------


The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.


Our Plan of Action
We began to address these issues several years ago by requiring that all new systems process and store four-digit years. We will complete all reprogramming efforts for the major application systems, including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments, by December 31, 1998, leaving a full 12 months for system testing. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. Our goal is to identify any noncompliant files so that we can implement alternative solutions. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.


Smooth Transition Planned
We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we are taking steps to modify them where necessary for the Year 2000. Our plan provides time to develop solutions for all noncompliant systems and data files from customers or vendors.

The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.

For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (www.troweprice.com).

gage rates hit a low of 6.49% in October, and the Mortgage Bankers' Association Refinancing Index jumped to a new all-time high, exceeding the record set last January.


PERFORMANCE REVIEW

--------------------------
  PERFORMANCE COMPARISON
--------------------------

  Periods Ended 11/30/98     6 Months 12 Months
--------------------------------------------------------------------------------
  GNMA Fund                       3.44%      7.22%
 ................................................................................
  Lipper GNMA Funds Average       3.24       7.09
 ................................................................................

For the six months ended November 30, 1998, your fund returned 3.44%, 20 basis points more than the Lipper peer group average. During the 12-month period, the fund's return was 7.22%, also ahead of the average for similar funds. The fund's share price rose two cents to $9.59 during the six-month period. Dividends per share remained constant at $0.31. Even though the yield on 10-year Treasuries fell 74 basis points and mortgage yields declined 40 basis points, your fund's six-month dividend yield decreased only 22 basis points since the end of May to 6.45%.

STRATEGY

Our primary investment focus remained on preserving principal and minimizing prepayment risk due to mortgage refinancings. We were successful in these efforts as 1998 witnessed two refinancing waves while the overall increase of prepayments in the fund was actually rather contained. The chart on page 4 shows the effect of prepayments on the fund in four years--1993, 1996, 1997, and 1998. To put fund prepayments in perspective, the chart on page 3

                           [LINE GRAPH APPEARS HERE]

                                         Moderately Seasoned           Seasoned
                 New Mortgages                Mortgages                Mortgages
11/30/94               4                           3                       5
                       4                           2                       5
                       3                           2                       4
                       3                           2                       4
                       5                           3                       6
                       5                           4                       6
 5/31/95               6                           5                       8
                       7                           6                       9
                       9                           7                      10
                       8                           7                      11
                       7                           6                       9
                     6.1                         6.6                       9
11/30/95             5.2                         5.8                     8.2
                     4.7                         6.1                     7.9
                     4.5                         6.3                     7.6
                     6.6                         7.9                    10.2
                     6.2                         9.1                    11.5
                     5.1                         8.7                    11.9
 5/31/96             4.5                         8.9                    12.3
                     3.7                         8.2                    11.5
                     3.5                         8.2                    10.7
                       3                         7.8                     9.9
                     2.5                         7.4                     8.9
                     2.4                         7.3                       9
11/30/96             2.7                         7.7                       9
                     3.2                         7.2                     8.7
                     0.4                         7.7                     7.8
                     0.3                         7.1                     7.9
                     0.4                         9.5                    10.2
                     0.7                         9.7                     9.6
 5/31/97             0.6                           9                      10
                     0.8                         9.4                    10.4
                     1.3                        10.6                    12.3
                     1.8                        10.1                    11.1
                     1.8                        11.8                    12.4
                     2.5                        12.5                    11.7
11/30/97               3                         9.8                    11.5
                     4.2                        10.6                    11.7
                       9                         9.6                    11.7
                    18.6                        17.9                    20.6
                    19.6                        21.4                    25.2
                    17.1                        18.5                    22.8
 5/31/98            13.4                        19.6                    19.7
                    12.6                        18.1                    18.4
                      13                        17.9                    18.1
                      12                        16.1                    16.2
                    12.3                        16.4                    16.6
                    11.7                        15.2                    15.4
11/30/98              38                        36.7                    37.3
                      42                        38.3                    38.1
                    42.2                        39.5                    39.7
                    41.6                        39.7                    39.9
                    40.5                        38.9                      39
                    39.8                        38.6                    38.7
 5/31/99            38.9                        38.1                    38.1
                    37.5                        36.6                    36.6
                    36.5                        35.8                    35.7
                    34.8                        33.8                    33.7
                    33.9                        33.1                    32.9
                    31.4                        30.5                    30.2
11/30/99              29                        28.2                    27.9
shows prepayment levels for various types of mortgages during the past five years.

We were able to protect the portfolio against prepayment risk through our holdings in collateralized mortgage obligations, project and construction loan securities, and low loan balance mortgages, all of which contain barriers to refinancing. Portfolio holdings also include forward contracts, reflected as Other Assets Less Liabilities in the Sector Diversification table following this letter.

Higher-coupon seasoned mortgages, which had helped us maintain income, had been refinanced faster than we expected earlier this year, and as a result our exposure to this sector was reduced by midyear. However, these securities currently offer new opportunities for superior total returns, and we have started to reinvest in them. We have been consistently positioning the portfolio for the falling interest rate environment of the past six months, and we expect this trend to continue, although at a decreasing rate. As always, we will study the markets closely for the right combination of securities in an effort to generate the highest possible return for shareholders.

                           [LINE GRAPH APPEARS HERE]


                           1998            1997           1996           1993
Jan                        1.42            1.33           1.24           2.57
Feb                        1.2             1.16           1.35           1.89
Mar                        1.67            1.4            1.46           1.89
Apr                        2.05            1.37           1.51           2.55
May                        1.87            1.08           1.5            3.25
Jun                        1.61            1.19           1.43           3.28
Jul                        1.86            1.39           1.35           3.51
Aug                        1.76            1.27           1.47           2.86
Sep                        1.64            1.34           1.35           3.02
Oct                        1.58            1.25           1.23           2.83
Nov                        1.86            1.41           1.33           3.07
Dec                        2               1.85           1.19           3.28

OUTLOOK

Concern about global economic weakness is still with us, and we expect it to play a key role in the domestic environment in 1999. Inflation remains under control, U.S. economic growth appears to be slowing, and we anticipate possible further cuts in key short-term rates by the Fed. We are already seeing signs of a slowdown in the U.S. manufacturing sector. Finally, with the household savings rate in the U.S. close to zero, the likelihood of a slowdown in consumer spending has increased. In this scenario, we expect interest rates to move a bit lower.

While worry about credit risk overseas is likely to continue, we expect mortgage-backed securities to fare well in the months ahead as investors focus more on their high credit quality. Mortgage refinancings may slow temporarily but could continue to be problematic if rates fall further--a situation we will monitor carefully. The strategies we put in place during the past year have served shareholders well. In the type of environment we envision over the next six months and beyond, we believe mortgage securities offer the potential for attractive overall returns.

Thank you for investing with T. Rowe Price.



Respectfully submitted,

 /s/ Peter Van Dyke

Peter Van Dyke
President

December 18, 1998


Change in Management

Peter Van Dyke, a managing director of T. Rowe Price Associates and director of the taxable bond department, is retiring at the end of 1998. Mr. Van Dyke joined the company in 1985 and had managed the GNMA Fund since 1987. We wish him the best in his future pursuits. Deborah L. Boyer, a vice president of T. Rowe Price Associates, has been appointed chairman of the GNMA Fund's Investment Advisory Committee, responsible for day-to-day management of the portfolio. Ms. Boyer joined T. Rowe Price in 1996 and became a member of the fund's Advisory Committee shortly afterward. For nearly two years, she has worked closely with Mr. Van Dyke in managing the fund. Prior to 1996, she was an assistant vice president and government bond trader for First Chicago NBD Corporation. Other members of the fund's Investment Advisory Committee include Connice A. Bavely, Heather R. Landon, James M. McDonald, Edward M. Notzon III, and William T. Reynolds.

The preceding updates the GNMA Fund prospectus of October 1, 1998.

T. ROWE PRICE GNMA FUND
--------------------------------------------------------------------------------

------------------------
  PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------


  KEY STATISTICS

                                                         5/31/98       11/30/98
--------------------------------------------------------------------------------
  Price Per Share                                          $9.57          $9.59
 ................................................................................

  Dividends Per Share
 ................................................................................
      For 6 months                                          0.31           0.31
 ................................................................................
      For 12 months                                         0.63           0.62
 ................................................................................

  Dividend Yield *
 ................................................................................
      For 6 months                                          6.67%          6.45%
 ................................................................................
      For 12 months                                         6.89           6.66
 ................................................................................

  30-Day Standardized Yield                                 6.36           6.23
 ................................................................................

  Weighted Average Maturity (years) **                      7.6            7.1
 ................................................................................

  Weighted Average Effective Duration (years)               3.6            3.2
 ................................................................................

  Weighted Average Quality ***                              AAA            AAA
 ................................................................................


* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
**   Based on prepayment-adjusted life of GNMA securities.
***  Based on T. Rowe Price research.


  SECTOR DIVERSIFICATION

                                                     Percent of     Percent of
                                                     Net Assets     Net Assets
                                                        5/31/98       11/30/98
--------------------------------------------------------------------------------

  GNMA Securities                                         104%           102%
 ................................................................................
  Other Government Agency Securities                        3              3
 ................................................................................
  Short-Term Obligations                                    1              2
 ................................................................................
  U.S. Treasury Obligations                                 -              2
 ................................................................................
  Other Assets Less Liabilities                           - 8            - 9
--------------------------------------------------------------------------------
  Total                                                   100%           100%

T. ROWE PRICE GNMA FUND
--------------------------------------------------------------------------------


------------------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

GNMA FUND
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                        Salomon         Lipper        Fund-Line       Fund-Area
          Nov-88         10,000         10,000          10,000         10,000
          Nov-89         11,423         11,223          11,262         11,262
          Nov-90         12,539         12,171          12,267         12,267
          Nov-91         14,414         13,813          13,925         13,925
          Nov-92         15,716         14,940          15,058         15,058
          Nov-93         16,835         16,010          16,103         16,103
          Nov-94         16,563         15,561          15,738         15,738
          Nov-95         19,324         18,045          18,489         18,489
          Nov-96         20,760         19,184          19,556         19,556
          Nov-97         22,385         20,578          20,988         20,988
          Nov-98         24,028         22,053          22,504         22,504

----------------------------------------
  AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


  Periods Ended 11/30/98              1 Year    3 Years   5 Years    10 Years
--------------------------------------------------------------------------------
  GNMA Fund                            7.22%      6.77%     6.92%       8.45%
 ................................................................................

  Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE GNMA FUND
--------------------------------------------------------------------------------
Unaudited

-----------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                           6 Months         Year                                          3 Months++         Year
                              Ended        Ended                                               Ended        Ended
                           11/30/98      5/31/98      5/31/97      5/31/96      5/31/95      5/31/94      2/28/94
NET ASSET VALUE
Beginning of period        $   9.57     $   9.30     $   9.19     $   9.51     $   9.14     $   9.60     $   9.92
                           ..........................................................................................

Investment activities
  Net investment income        0.31         0.63         0.65         0.67         0.68         0.17         0.68
  Net realized and
  unrealized gain (loss)       0.02         0.27         0.11        (0.32)        0.37        (0.46)       (0.32)
                           ..........................................................................................

  Total from
  investment activities        0.33         0.90         0.76         0.35         1.05        (0.29)        0.36
                           ..........................................................................................

Distributions
  Net investment income       (0.31)       (0.63)       (0.63)       (0.67)       (0.66)       (0.17)       (0.68)
  Tax return of capital           -            -        (0.02)           -        (0.02)           -            -
                           ..........................................................................................

  Total distributions         (0.31)       (0.63)       (0.65)       (0.67)       (0.68)       (0.17)       (0.68)
                           ..........................................................................................

NET ASSET VALUE
End of period              $   9.59     $   9.57     $   9.30     $   9.19     $   9.51     $   9.14     $   9.60
                           ------------------------------------------------------------------------------------------

Ratios/Supplemental Data

Total return*                  3.44%        9.97%        8.46%        3.72%       12.11%       (3.03)%       3.71%
 .....................................................................................................................
Ratio of expenses to
average net assets             0.71%+       0.70%        0.74%        0.74%        0.76%        0.76%+       0.77%
 .....................................................................................................................
Ratio of net investment
income to average
net assets                     6.36%+       6.67%        6.98%        7.04%        7.50%        7.24%+       6.93%
 .....................................................................................................................
Portfolio turnover rate       86.0%+      120.6%       115.9%       113.6%        121.3%       151.8%+      92.5%
 .....................................................................................................................
Net assets, end of period
(in millions)              $ 1,169      $ 1,123      $   944      $   904      $    810     $    802     $   883
 .....................................................................................................................

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+  Annualized.
++ The fund's fiscal year-end was changed to May 31.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GNMA FUND
--------------------------------------------------------------------------------
Unaudited                                                      November 30, 1998


-----------------------
STATEMENT OF NET ASSETS                                     Par/Shares         Value
------------------------------------------------------------------------------------
                                                                   In thousands

      U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES  105.4%

      U.S. Government Guaranteed Obligations  105.4%
      Government National Mortgage Assn.
          I
             6.00%, 11/15/23 - 7/15/28                  $       70,142  $     69,536
             ........................................................................
             6.50%, 6/15/23 - 10/15/28                         134,906       136,311
             ........................................................................
             7.00%, 4/15/17 - 9/15/28                          166,818       170,863
             ........................................................................
             7.50%, 3/15/07 - 11/15/28                         147,386       152,362
             ........................................................................
             8.00%, 3/15/14 - 10/15/28                         140,911       147,236
             ........................................................................
             8.50%, 12/15/04 - 11/15/27                         37,435        39,938
             ........................................................................
             9.00%, 4/15/16 - 9/15/24                           38,038        40,781
             ........................................................................
             9.50%, 6/15/09 - 12/15/24                           8,037         8,700
             ........................................................................
             10.00%, 10/15/15 - 3/15/26                         30,206        33,199
             ........................................................................
             10.50%, 1/15/13 - 11/15/21                          2,677         2,978
             ........................................................................
             11.00%, 2/15/10 - 6/15/19                             581           653
             ........................................................................
             11.50%, 4/15/10 - 7/15/20                           2,747         3,128
             ........................................................................
             12.00%, 5/15/11 - 8/15/15                           3,513         4,065
             ........................................................................
             12.50%, 4/15/10 - 7/15/15                           1,304         1,520
             ........................................................................
             13.00%, 1/15/11 - 8/15/15                             576           676
             ........................................................................
             13.50%, 5/15/10 - 1/15/15                             933         1,097
             ........................................................................
          II
             6.50%, 3/20/26 - 11/20/28                          20,876        21,059
             ........................................................................
             8.00%, 10/20/24 - 5/20/27                          18,484        19,190
             ........................................................................
             8.50%, 4/20/16 - 2/20/23                           13,626        14,501
             ........................................................................
             10.00%, 9/20/16 - 5/20/25                           1,075         1,177
             ........................................................................
             11.00%, 2/20/14 - 9/20/20                           1,353         1,518
             ........................................................................
             11.50%, 12/20/13 - 7/20/20                            943         1,072
             ........................................................................
             12.50%, 10/20/13 - 1/20/16                            147           171
             ........................................................................
             13.00%, 10/20/13 - 9/20/15                            419           491
             ........................................................................
          Construction Loan, I
             6.67%, 2/15/01                                      2,296         2,326
             ........................................................................
             6.81%, 2/15/00                                        579           586
             ........................................................................
             6.875%, 11/15/00                                    4,438         4,581
             ........................................................................
             7.00%, 4/15/00                                      9,454         9,868
             ........................................................................

T. ROWE PRICE GNMA FUND
--------------------------------------------------------------------------------

                                                            Par/Shares         Value
------------------------------------------------------------------------------------
                                                                    In thousands

      Government National Mortgage Assn.
          GPM, I
             8.75%, 6/15/17 - 6/15/22                   $          303  $        323
             ........................................................................
             9.00%, 5/15/09 - 3/15/14                              276           295
             ........................................................................
             9.25%, 5/15/16 - 8/15/21                            3,797         4,076
             ........................................................................
             9.50%, 6/15 - 11/15/09                              1,654         1,793
             ........................................................................
             9.75%, 4/15/16 - 2/15/21                            3,062         3,327
             ........................................................................
             10.25%, 1/15 - 2/15/18                                 59            65
             ........................................................................
             10.75%, 2/15/16 - 4/15/19                             514           572
             ........................................................................
             11.00%, 8/15 - 9/15/10                                162           181
             ........................................................................
             11.50%, 2/15 - 6/15/13                                 42            48
             ........................................................................
             12.00%, 10/15/10 - 2/15/13                            256           294
             ........................................................................
             12.25%, 1/15/14 - 2/15/15                             103           118
             ........................................................................
             12.50%, 4/15/10 - 10/15/12                            400           464
             ........................................................................
             12.75%, 10/15/13 - 6/15/14                            165           192
             ........................................................................
          GPM, II
             9.25%, 2/20/16                                         95           102
             ........................................................................
             9.75%, 3/20 - 7/20/21                                  80            86
             ........................................................................
             10.25%, 3/20 - 9/20/16                                 26            29
             ........................................................................
             11.00%, 9/20/13 - 1/20/14                              52            58
             ........................................................................
             12.25%, 1/20/14 - 10/20/15                            126           144
             ........................................................................
             12.75%, 10/20/13 - 7/20/15                            183           212
             ........................................................................
          Project Loan, I
             6.30%, 11/15/33                                     3,598         3,635
             ........................................................................
             7.75%, 3/15/20                                      3,932         4,247
             ........................................................................
             8.00%, 11/15/12 - 11/15/17                          6,302         6,748
             ........................................................................
             8.50%, 1/15/27                                        389           405
             ........................................................................
             9.25%, 10/15/23                                     9,631        10,153
             ........................................................................
          REMIC
             6.50%, 2/20/21 - 10/20/27                          62,849        63,120
             ........................................................................
             6.73%, 8/15/01                                      5,519         5,605
             ........................................................................
             7.00%, 10/16/21 - 5/16/24                          18,400        19,010
             ........................................................................
             7.493%, 7/16/24                                    35,450        37,599
             ........................................................................
             7.50%, 7/16/12 - 5/16/23                           30,968        32,102
             ........................................................................
             Interest Only, 8.00%, 6/16/23 **                    6,071           759
             ........................................................................

T. ROWE PRICE GNMA FUND
--------------------------------------------------------------------------------

                                                            Par/Shares         Value
------------------------------------------------------------------------------------
                                                                    In thousands

      Government National Mortgage Assn.
          TBA, I
             6.50%, 1/1/28                              $       55,000  $     55,567
             ........................................................................
             8.00%, 1/1/28                                      12,000        12,484
             ........................................................................
             Construction Loan, 6.67%, 6/15/38                  10,441        10,582
             ........................................................................
             Construction Loan, 6.73%, 1/1/38                   14,304        14,527
             ........................................................................
             Construction Loan, 6.81%, 6/30/38                   2,241         2,268
             ........................................................................
             Construction Loan, 6.875%, 4/30/38                  4,920         5,078
             ........................................................................
             Construction Loan, 7.00%, 1/1/38                    9,226         9,629
      ...............................................................................
      U. S. Department of Veteran Affairs, VR
          REMIC
             Interest Only, 0.3165%, 3/15/29 **                158,290         1,657
             ........................................................................
             7.25%, 10/15/08                                    10,545        11,089
             ........................................................................
             7.50%, 5/15/24                                     18,750        19,764
             ........................................................................
             9.54%, 3/15/25                                      3,364         3,687
      ...............................................................................
      Total U.S. Government Mortgage-Backed Securities
      (Cost  $1,197,864)                                                   1,231,677
                                                                        .............
      U.S. GOVERNMENT OBLIGATIONS  1.7%

      U.S. Treasury Obligations  1.7%
      U.S.Treasury Bonds
             5.50%, 8/15/28                                     10,000        10,563
             ........................................................................
             Strip, Zero Coupon, 2/15/16                        24,000         9,580
             ........................................................................
      Total U.S. Government Obligations (Cost  $20,509)                       20,143
                                                                        .............


      MONEY MARKET FUNDS  2.1%

      Government Reserve Investment Fund, 4.77% #               24,130        24,130
      ...............................................................................
      Total Money Market Funds (Cost $24,130)                                 24,130
                                                                        .............

T. ROWE PRICE GNMA FUND
-------------------------------------------------------------------------------

                                                                               Value
------------------------------------------------------------------------------------
                                                                        In thousands
 Total Investments in Securities

 109.2% of Net Assets (Cost $1,242,503)                                 $  1,275,950
 Including $110,016 Payable for Investments Securities Purchased            (107,110)

 NET ASSETS                                                             $  1,168,840
                                                                        -------------

 Net Assets Consist of:
 Accumulated net investment income - net of distributions               $     (6,048)
 Accumulated net realized gain/loss - net of distributions                   (15,854)
 Net unrealized gain (loss)                                                   33,447
 Paid-in-capital applicable to 121,916,404 no par value shares of
 benefitial interest outstanding; unlimited number of shares authorized    1,157,295
                                                                        .............

 NET ASSETS                                                             $  1,168,840
                                                                        -------------

 NET ASSET VALUE PER SHARE                                              $       9.59
                                                                        -------------


   ** For Interest Only securities, amount represents notional principal on which the fund receives interest
    #  Seven-day yield
  GPM  Graduated Payment Mortgage
REMIC  Real Estate Mortgage Investment Conduit
  TBA  To be announced security was purchased on a forward commitment basis
   VR  Variable Rate


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GNMA FUND
--------------------------------------------------------------------------------
Unaudited

-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                      6 Months
                                                                         Ended
                                                                     11/30/98

  Investment Income
  Interest income                                                 $     41,009
                                                                  .............
  Expenses
   Investment management                                                 2,737
   Shareholder servicing                                                 1,120
   Custody and accounting                                                  164
   Registration                                                             51
   Prospectus and shareholder reports                                       31
   Proxy and annual meeting                                                 13
   Legal and audit                                                           8
   Trustees                                                                  5
   Miscellaneous                                                             3
                                                                  .............
   Total expenses                                                        4,132
                                                                  .............
  Net investment income                                                 36,877
                                                                  .............

  Realized and Unrealized Gain (Loss)
  Net realized gain (loss) on securities                                 3,642
  Change in net unrealized gain or loss on securities                   (1,569)
                                                                  .............
  Net realized and unrealized gain (loss)                                2,073
                                                                  .............

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                          $     38,950
                                                                  -------------


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GNMA FUND
--------------------------------------------------------------------------------
Unaudited

-----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands
                                                       6 Months           Year
                                                          Ended          Ended
                                                       11/30/98        5/31/98

  Increase (Decrease) in Net Assets
  Operations
   Net investment income                             $   36,877    $    69,522
   Net realized gain (loss)                               3,642          3,526
   Change in net unrealized gain or loss                 (1,569)        24,279
                                                     ..........................
   Increase (decrease) in net assets from operations     38,950         97,327
                                                     ..........................

  Distributions to shareholders
   Net investment income                                (36,877)       (69,522)
                                                     ..........................

  Capital share transactions *
   Shares sold                                          111,786        274,655
   Distributions reinvested                              17,563         34,207
   Shares redeemed                                      (85,724)      (157,571)
                                                     ..........................
   Increase (decrease) in net assets from capital
   share transactions                                    43,625        151,291
                                                     ..........................

  Net Assets
  Increase (decrease) during period                      45,698        179,096
  Beginning of period                                 1,123,142        944,046
                                                     ..........................

  End of period                                      $1,168,840    $ 1,123,142
                                                     --------------------------

* Share information
   Shares sold                                           11,649         28,810
   Distributions reinvested                               1,828          3,589
   Shares redeemed                                       (8,947)       (16,533)
                                                     ..........................
   Increase (decrease) in shares outstanding              4,530         15,866




The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GNMA FUND
--------------------------------------------------------------------------------
Unaudited                                                      November 30, 1998

-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price GNMA Fund (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on November 26, 1985.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities with original maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

Premiums and Discounts Premiums and discounts on all mortgage-backed securities
(MBS) are recognized upon disposition or principal repayment as gain or loss for financial reporting purposes. For tax purposes, premiums and discounts on MBS acquired on or before June 8, 1997, are recognized upon disposition or principal repayment as ordinary income. For MBS acquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

T. ROWE PRICE GNMA FUND
--------------------------------------------------------------------------------


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of U.S. government securities, aggregated $572,331,000 and $532,830,000, respectively, for the six months ended November 30, 1998.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of May 31, 1998, the fund has capital loss carryforwards for federal income tax purposes of $19,496,000, of which $9,253,000 expires in 2002, $1,747,000 in 2003, and $8,496,000 in 2005. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

At November 30, 1998, the cost of investments for federal income tax was substantially the same as for financial reporting purposes and totaled $1,242,503,000. Net unrealized gain aggregated $33,447,000 at period end, of which $34,730,000 related to appreciated investments and $1,283,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $452,000 was payable at November 30, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.15% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At November 30, 1998, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's

T. ROWE PRICE GNMA FUND
--------------------------------------------------------------------------------


transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $538,000 for the six months ended November 30, 1998, of which $96,000 was payable at period-end.

Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Income Fund held approximately 38.1% of the outstanding shares of the GNMA Fund at November 30, 1998. For the six months then ended, the fund was allocated $538,000 of Spectrum expenses, $100,000 of which was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended November 30, 1998, totaled $363,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


INVESTMENT SERVICES AND INFORMATION


Knowledgeable Service Representatives

By Phone Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

In Person Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

Automated 24-Hour Services

Tele*Access(R) Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

Internet. T. Rowe Price Web site: www.troweprice.com All the information and services available on Tele*Access are available on our Web site, including transactions in your fund and Discount Brokerage accounts (with preauthorized access).


Account Services

Checking Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

Automatic Investing Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


Automatic Withdrawal If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

Dividend and Capital Gains Payment Options Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.


DISCOUNT BROKERAGE*

Investments Available You can trade stocks, bonds, options, precious metals, mutual funds, and other securities at a savings over regular commission rates.

To Open an Account Call a shareholder service representative for more information.


INVESTMENT INFORMATION

Combined Statement A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type. Detail pages itemize account transactions.

Shareholder Reports Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

T. Rowe Price Report This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

Performance Update This quarterly report reviews recent market developments and provides comprehensive performance information for every T. Rowe Price fund.

Insights This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

Detailed Investment Guides Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk or CD-ROM for PC use) can help you determine and reach your investment goals.



*A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS
 ................................................................................

Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Total Equity Market Index
Value

International/Global
Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS
 ................................................................................

Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free***
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond+
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond


International/Global
Emerging Markets Bond
Global Bond++
International Bond

MONEY MARKET FUNDS+++
 ................................................................................

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
 ................................................................................

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
 ................................................................................

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio


  *Formerly named Equity Index.
 **Closed to new investors.
***Formerly named Florida Insured Intermediate Tax-Free.
  +Formerly named Tax-Free Insured Intermediate Bond.
 ++Formerly named Global Government Bond.
+++Neither the funds nor their share prices are insured or guaranteed by the U.S. government.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. ROWE PRICE GNMA FUND
--------------------------------------------------------------------------------

------------------------------------------------------------
ANNUAL MEETING RESULTS
--------------------------------------------------------------------------------

The GNMA Fund held an annual meeting on October 15, 1998, to elect directors of the fund and to ratify the Board of Directors' selection of PricewaterhouseCoopers L.L.P. as the fund's independent accountants.

The results of voting were as follows (by number of shares):


     For nominees to the Board of Directors of the GNMA Fund:

     Calvin W. Burnett
     In favor: 76,748,321.087
     Withheld: 1,691,205.469

     Anthony W. Deering
     In favor: 77,165,580.169
     Withheld: 1,273,946.387

     F. Pierce Linaweaver
     In favor: 76,945,531.346
     Withheld: 1,493,995.210

     William T. Reynolds
     In favor: 77,241,234.723
     Withheld: 1,198,291.833

     James S. Riepe
     In favor: 77,212,393.463
     Withheld: 1,227,133.093

     John G. Schreiber
     In favor: 77,301,879.326
     Withheld: 1,137,647.230

     M. David Testa
     In favor: 77,237,406.185
     Withheld: 1,202,120.371

     For PricewaterhouseCoopers L.L.P.
     as independent accountants:

     In favor: 76,295,056.374
     Withheld: 779,641.003
     Abstained: 1,364,829.179

For yield, price, last transaction, current balance, or to conduct transactions, 24 hours, 7 days a week, call Tele*Access(R): 1-800-638-2587 toll free

For assistance with your existing fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price GNMA Fund.


Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607



[LOGO OF T. ROWE PRICE APPEARS HERE]

T. Rowe Price Investment Services, Inc., Distributor.          F70-051  11/30/98